UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 17, 2026
Date of Report (date of earliest event reported)

VIRTUS INVESTMENT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10994		26-3962811
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Financial Plaza	Hartford	CT	06103
(Address of principal executive offices)			(Zip Code)
(800) 248-7971
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01     Regulation FD Disclosure.

Virtus Investment Partners, Inc. (the “Company”) will implement a revision to the definitions of certain non-GAAP financial measures that it presents to include tax benefits realized on amortization of goodwill and intangible assets commencing with the release of its first quarter 2026 results. These tax benefit amounts had been previously excluded from these measures. The inclusion of these tax benefits will impact the calculation of the following non-GAAP financial measures:
•Non-GAAP effective tax rate
•Earnings per share - diluted, as adjusted
•Tax expense, as adjusted; and
•Net income attributable to common stockholders, as adjusted

The revision will not impact other non-GAAP financial measures including revenues, as adjusted, operating expenses, as adjusted, operating income, as adjusted, and operating margin, as adjusted.

Management believes including tax benefits realized on amortization of goodwill and intangible assets in the non-GAAP financial measures better reflects the Company's underlying financial performance given that numerous acquisitions over several years have created an intangible tax asset that generates meaningful tax benefits that have increased in size and economic impact. The Company uses non-GAAP financial measures to evaluate financial performance and to support operational, resource allocation, capital structure and return of capital decisions, and as key determinants in incentive compensation plans.

Reconciliations to Prior Presentation

In conjunction with this new presentation, the Company is providing reconciliations of the most comparable U.S. GAAP measure to revised and historical non-GAAP measures, tax expense, as adjusted, net income attributable to common stockholders, as adjusted, earnings per share - diluted, as adjusted, and non-GAAP effective tax rate for the first quarter of 2024 through the fourth quarter of 2025 and full year reconciliations for fiscal 2024 and 2025. This supplemental information, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, does not restate or amend any financial results presented in any of the Company’s periodic filings.

Reconciliations to GAAP Measures

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP because of the reclassification of certain income statement items, as well as the exclusion of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Management uses these measures to evaluate the Company’s financial performance and operational decision-making. Management believes that these non-GAAP financial measures, when presented together with directly comparable U.S. GAAP measures, are useful to investors and other interested parties to provide additional insight, promote transparency and allow for a more comprehensive understanding of the information used by management. Please see the Notes to Reconciliations for additional information on how these measures reflect the Company’s operating results. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.

Net income attributable to common stockholders, as adjusted, excludes from net income:

•Goodwill and intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related goodwill and intangible assets, including any portion that is allocated to noncontrolling interests, and the economic tax benefit realized on amortization of such assets. Management believes that making these adjustments aids in comparing the Company’s operating results with other asset management firms that have not engaged in acquisitions as well as comparing prior periods.
•Restructuring expense - Certain non-recurring expenses associated with restructuring the business, including lease abandonment-related expenses and severance costs associated with staff reductions that are not reflective of ongoing earnings generation of the business. Management believes that making this adjustment aids in comparing the Company's operating results with prior periods.
•Deferred compensation and related investments - Compensation expense, gains and losses (realized and unrealized), and interest and dividend income related to deferred compensation and related balance sheet investments. Market performance of deferred compensation plans and related investments can vary significantly from period to period. Management believes that making this adjustment aids in comparing the Company's operating results with prior periods.
•Acquisition and integration expenses - Expenses that are directly related to acquisition and integration activities.

Acquisition expenses include certain transaction related employment expenses, closing costs, professional fees, and financing fees as well as any change in the fair value of contingent consideration. Integration expenses include costs incurred that are attributable to combining businesses, including compensation, restructuring expense, professional fees, consulting fees, and other expenses. Management believes that making these adjustments aids in comparing the Company’s operating results with other asset management firms that have not engaged in acquisitions.
•Other - Certain expenses that are not reflective of the ongoing earnings generation of the business. Employment expenses and noncontrolling interests are adjusted to exclude fair value measurements of investment manager minority interests. Other operating expenses are adjusted for non-capitalized debt issuance costs, amortization of lease termination fees and transition related expense (benefit). Interest expense is adjusted to remove gains on early extinguishment of debt and the write-off of previously capitalized costs in connection with a debt modification. Income tax expense (benefit) items are adjusted for uncertain tax positions, changes in tax law, valuation allowances, and other unusual or infrequent items not related to current operating results to reflect a normalized effective rate. Management believes that making these adjustments aids in comparing the Company’s operating results with prior periods.
•Seed capital and CLO investments gains (losses) - Gains and losses (realized and unrealized) of seed capital and CLO investments. Gains and losses (realized and unrealized) generated by seed capital and CLO investments can vary significantly from period to period and do not reflect the Company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the Company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments.

Earnings per share, as adjusted, represent net income (loss) attributable to Virtus Investment Partners, Inc., as adjusted, divided by weighted average shares outstanding, as adjusted, on either a basic or diluted basis.

Limitations of Net Income Attributable to Common Stockholders, As Adjusted, and Related Non-GAAP Financial Measures

Because the calculation of net income attributable to common stockholders, as adjusted, and related measures excludes certain ongoing expenses and/or reclassifies certain income statement items, these non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures. Furthermore, net income attributable to common stockholders, as adjusted, and related measures are not audited, and the Company’s definition and calculation of net income attributable to common stockholders, as adjusted, and related measures could differ from similarly titled measures disclosed by other companies.

Item 9.01        Financial Statements and Exhibits.

(d)     Exhibits    The following exhibits are filed herewith:

99.1    Reconciliation Information
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated:	April 17, 2026	By:	/s/ Michael A. Angerthal
		Name:	Michael A. Angerthal
		Title:	Chief Financial Officer